SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Under § 240.14a-12

Parametric Sound Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Parametric Sound Corporation

January 12, 2012

Dear Stockholders,

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Parametric Sound Corporation to be held at 1:30 p.m. local time on Wednesday, February 15, 2012, at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127. Details regarding the meeting, the business to be conducted, and information about Parametric Sound Corporation that you should consider when you vote your shares are described in this proxy statement.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone as well as by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions set forth in the proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

/s/ Elwood G. Norris
Elwood G. Norris
President and Chief Executive Officer

Your vote is important. Please vote as soon as possible by using the Internet or by telephone orby completing, signing, dating, and returning the enclosed proxy card. Instructions for your voting options are described on the proxy card.

PARAMETRIC SOUND CORPORATION
1941 Ramrod Avenue, Suite 100
Henderson, Nevada 89014

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Parametric Sound Corporation (the “Company”) will be held at the at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127 on February 15, 2012 at 1:30 p.m., for the following purposes:

1.	To elect four members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified;

2.
To approve an amendment to our Articles of Incorporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10, as determined by the Board of Directors, at any time prior to September 30, 2012;

3.	To approve the 2012 Stock Option Plan of Parametric Sound Corporation;

4.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and

5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

You may vote if you were the record owner of Parametric Sound Corporation common stock at the close of business on January 12, 2012.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Annual Meeting in person, please promptly vote using one of the following methods:

●	By telephone, by calling the toll-free telephone number printed on your proxy card;

●	On the Internet, by accessing the website address printed on your proxy card; or

●	By completing, signing and returning the enclosed proxy card in the enclosed postage-prepaid return envelope.

Voting by any of these methods will not prevent you from attending the Annual Meeting and voting in person. You may change or revoke your proxy at any time before it is voted.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

January 12, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 15, 2012.
This Proxy Statement and the other proxy materials also are available online at www.proxyvote.com

PARAMETRIC SOUND CORPORATION
1941 Ramrod Avenue, Suite 100
Henderson, Nevada 89014

PROXY STATEMENT FOR THE PARAMETRIC SOUND CORPORATION
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 15, 2012

This proxy statement, along with the accompanying Notice of 2012 Annual Meeting of Stockholders, contains information about the 2012 Annual Meeting of Stockholders of Parametric Sound Corporation, including any adjournments or postponements of the Annual Meeting, which we refer to as the Annual Meeting. In this proxy statement, we refer to Parametric Sound Corporation as “Parametric,” the “Company,” “we” and “us.”This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Parametric Sound Corporation is soliciting your proxy to vote at the Annual Meeting to be held at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127, on Wednesday, February 15, 2012, at 1:30 p.m. local time and any adjournments of the meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. This proxy statement, the proxy card and our Annual Report will first be mailed to stockholders entitled to vote at the Annual Meeting on or about January 23, 2012.

Who Can Vote?

Only stockholders who owned Parametric Sound Corporationcommon stock at the close of business on January 12, 2012 are entitled to vote at the Annual Meeting. On this record date, there were 21,492,027 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to cast your vote, see “How Do I Vote?” below.For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of Parametric common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote:

●
Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is February 14, 2012, at 8:59 p.m., Pacific Standard Time. If you vote by telephone, you do not need to return your proxy card.

●
Voting on the Internet. You may vote on the Internet by accessing the website and following the instructions printed on your proxy card. The deadline for voting on the Internet is February 14, 2012, at 8:59 p.m., Pacific Standard Time. If you vote on the Internet, you do not need to return your proxy card.

●
Voting by Proxy Card. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by February 14, 2012.

●
Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

●
“FOR” the election of the four nominees for directornamed in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified (see page 6);

●	“FOR”the proposed amendment of our Articles of Incorporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10 at any time prior to September 30, 2012 (see page 9):

●	“FOR” approval of the2012 Stock Option Plan of Parametric Sound Corporation (see page 15); and

●
“FOR” ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2012 (see page 19).

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

●	by re-voting by Internet or by telephone as instructed above;

●	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; provided that it is received prior to the deadline set forth above;

●	by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●
by attending the meeting in person and voting in person in accordance with the instructions above. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name, the bank, broker or other holder of record has the authority to vote your unvoted shares only on Proposal 4 if it does not receive instructions from you in accordance with the instructions it provides to you. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the meeting and in the manner you desire. When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors. The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Reverse Stock Split. The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the reverse stock split and the amendment to our Articles of Incorporation to effect the reverse stock split. For purposes of determining approval of this proposal, abstentions and broker non-votes will be have the same legal effect as a vote “against” the proposal.

Proposal 3: 2012 Stock Option Plan. The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the 2012 Stock Option Plan of Parametric Sound Corporation. For purposes of determining approval of this proposal, abstentions and broker non-votes will be have the same legal effect as a vote “against” the proposal.

Proposal 4: Ratify Selection of Independent Public Accountants. The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election examine these documents. Management, other than the Inspectors of Election, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Where and When will the Annual Meeting Be Held?

The Annual Meeting will be held at 1:30 p.m. local time on Wednesday, February 15, 2012 at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127. When you arrive at our offices, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

What if Two or More Stockholder Reside in the Same House?

The rules of the United States Securities and Exchange Commission (the “SEC”) concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to ourannual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge, by calling their toll free number 1-800-542-1061. If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Parametric stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

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If your Parametric shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-800-542-1061 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

●
If a broker or other nominee holds your Parametric shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I Receive Company Stockholder Communications by Electronic Delivery?

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 12, 2012 for (a) each stockholder that we know to be the beneficial owner of more than 5% of our common stock, (b) each of our executive officers named in the Summary Compensation Table of this proxy statement (the “Named Executive Officers”), (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Unless otherwise indicatedin footnotes to this table, the business address of each named person is ℅ Parametric Sound Corporation, 1941 Ramrod Avenue, Suite #100,Henderson, Nevada  89014

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Austin W. Marxe and David M. Greenhouse	4,981,411	(1)	21.7%
Elwood G. Norris	4,838,699	(2)	22.4%
James A. Barnes	1,850,836	(3)	8.5%
Seth Putterman	29,875	(4)	*
Robert M. Kaplan	152,252	(4)	*
Kenneth F. Potashner	211,250	(5)	*
All directors and executive officers as a group (5 persons)	7,082,912		31.9%

*	Less than one percent
(1)
Beneficial joint ownership by Mr. Marxe and Mr. Greenhouse is based on information provided by the stockholder as of February 24, 2011. Consists of 3,481,411 common shares and warrants exercisable for 1,500,000 common shares. These shares and warrants are in the following entities: 1,594,686 shares and 690,000 warrants owned by Special Situations Fund III QP, L.P. (“SSFQP”); 556,330 shares and 240,000 warrants owned by Special Situations Private Equity Fund, L.P. (“SSPE”); 180,378 shares and 75,000 warrants owned by Special Situations Technology Fund, L.P. (“Tech”); and 1,150,017 shares and 495,000 warrants owned by Special Situations Technology Fund II, L.P. (“Tech II”). Mr. Austin W. Marxe (“Marxe”) and Mr. David M. Greenhouse (“Greenhouse”), are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of MGP Advisers Limited Partnership (“MGP”), the general partner of SSFQP. Marxe and Greenhouse are members of MG Advisers L.L.C. (“MG”), the general partner of SSPE. Marxe and Greenhouse are also members of SST Advisers, L.L.C. (“SSTA”), the general partner of Special Situations Technology Fund, L.P. (“Tech”) and the Special Situations Technology Fund II, L.P. (“Tech II”). AWM serves as the investment adviser to SSFQP, SSPE, Tech, and Tech II. Both Messrs. Marxe and Greenhouse share voting and dispositive power with respect to shares held by these stockholders. The interest of Marxe and Greenhouse in the securities owned is limited to the extent of his pecuniary interest.The address of Messrs. Marxe and Greenhouse is ℅ Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(2)
Includes 2,269,317 shares held by a family trust for which Mr. Norris serves as trustee, 922,911 shares held by investment companies for which Mr. Norris is the manager, and 1,424,123 shares representing Mr. Norris pecuniary interest in shares held by Syzygy Licensing LLC (“Syzygy”). Also includes options currently exercisable and those exercisable within 60 days on an aggregate of 93,750 shares.

(3)
Consists of 22,000 shares held by Sunrise Capital, Inc., 335,000 shares held by Sunrise Management, Inc. Profit Sharing Plan, 315,000 shares held by Palermo Trust, 766,836 shares representing Mr. Barnes pecuniary interest in shares held by Syzygy, 3,000 shares held by a personal retirement plan and 2,750 shares held by a personal retirement plan of his spouse. Mr. Barnes is President of Sunrise Capital, Inc. and Trustee of Sunrise Management, Inc. Profit Sharing Plan, the Palermo Trust and his personal retirement plan. He is also the managing member of Syzygy. Also includes 100,000 warrants held by Palermo Trust and options currently exercisable and those exercisable within 60 days on an aggregate of 306,250 shares. He disclaims any beneficial interest in the 2,750 shares held in his spouse’s personal retirement plan.

(4)	Includes options currently exercisable and those exercisable within 60 days on an aggregate of 9,375 shares.
(5)	Consists of options currently exercisable and those exercisable within 60 days on an aggregate of 211,250 shares.

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated and recommends for election as directors the following four persons to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company.

The enclosed proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

The table below indicates the position with the Company, tenure as director and age of each nominee as of January 12, 2012.

Name	Position with the Company	Age	DirectorSince
Elwood G. Norris	President, Chief Executive Officer and Chairman of the Board	73	June 2010
Robert M. Kaplan, Ph.D.	Director	75	May 2011
Seth Putterman, Ph.D.	Director	66	May 2011
Kenneth F. Potashner	Director	54	December 2011

Set forth below are the names of the nominees for election to the Board of Directors, along with their present positions, principal occupations and public company directorships held in the past five years and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Elwood G. Norris has served as our Chairman of the Board since June 2010 and our President and Chief Executive Officer since September 2010. He served as a director and in other executive level positions with our predecessor LRAD Corporation from 1980 to June 2010. From 1988 to 1999, he was a director and Chairman of e.Digital Corporation, a public company engaged in electronic product development, distribution, licensing and sales. During that period, he also held various other executive officer positions at e.Digital. From 1989 to 1999, he served as director and held various executive officer positions with Patriot Scientific Corporation, a public company engaged in intellectual property licensing. He is an inventor of more than 50 U.S. patents, primarily in the fields of electrical and acoustical engineering. He is the inventor of our HyperSonic® Sound. The Company believes that Mr. Norris’s extensive expertise and experience in the Company’s technology, including as inventor of many of its technologies, as well as his history with the Company’s predecessor, qualify him for service on the Board of Directors.

Robert M. Kaplan, Ph.D. has been a director since May 2011. Dr. Kaplan is a retired business executive with extensive experience in the financial and retail sectors. Dr. Kaplan remains active as a director of a family-owned Canadian-based mortgage lending firm and as Managing Director of Beacon Consulting Group, a private firm specializing in assisting and investing in early stage entrepreneurial entities, which he founded in 1997. His prior business activities include 12 years as a senior financial executive in the investment brokerage industry. He was a founding partner of McCan Franchises Ltd., the original Canadian franchisee of McDonalds Corp. From 2003 to 2009 he was a director of Jet Gold Corp., a public Canadian resource exploration company. Most recently in 2010, Dr. Kaplan was a Visiting Professor of Business at The University of Warsaw where he assisted in establishing a program in Entrepreneurship. Other prior visiting professorships include the European School of Economics in Italy and The University of Canterbury, N.Z. In 2010 he was recognized with a European Union Distinguished Scholar Award. Dr. Kaplan earned an MBA from Harvard University in 1961 and a Ph.D. in Business Economics from Michigan State University in 1967. We believe that Dr. Kaplan’s extensive management, marketing, investment and financial expertise and international business knowledgequalifies him for service on the Board of Directors.

Seth Putterman, Ph.D.has been a director since May 2011. Dr. Putterman is a Professor of Physics at the University of California at Los Angeles, where he has been a full faculty member since 1970. His research areas include nonlinear fluid mechanics and acoustics, sonoluminescence, friction, x-ray emission and crystal generated nuclear fusion. He has served as a consultant to government and industry including the Jet Propulsion Laboratory, TRW and the Aesthetic Surgery Education and Research Foundation. Dr. Putterman is a Fellow of the Acoustical Society of America and the American Physical Society and a past recipient of an Alfred P. Sloan Fellowship. He was honored as the UCLA 2010-2011 Faculty Research Lecturer and frequently provides plenary presentations at leading universities. He has also served as a Director of the Julian Schwinger Foundation for Physics Research since 2002 and as a Panel Member for the Department of Defense’s Defense Sciences Research Council since 2007. He earned a B.S. from the California Institute of Technology in 1966 and his Ph.D. from Rockefeller University in 1970. We believe that Dr. Putterman’s significant and specifically relevant scientific background brings an important technical perspective to andqualifies Dr. Putterman for service on the Board of Directors.

Kenneth F. Potashner was appointed a director in December 2011. He is currently a consultant and advisor to the Company. He has served as Chairman of Newport Corporation since 2007 after being elected to the Board of Directors in 1998. From May 2003 to present he has been an independent investor in and advisor to technology companies. From 1996 to May 2003, he was Chairman of the Board of Directors of Maxwell Technologies, Inc., a manufacturer of ultracapacitors, microelectronics and high voltage capacitors, and he also served as President and Chief Executive Officer from 1996 to October 1998. From November 1998 to August 2002, he was President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated), a supplier of digital media appliances and services. He was Executive Vice President and General Manager of Disk Drive Operations for Conner Peripherals, a manufacturer of storage systems, from 1994 to 1996. From 1991 to 1994, he was Vice President, Worldwide Product Engineering for Quantum Corporation, a manufacturer of disk drives. From 1981 to 1991, he held various engineering management positions with Digital Equipment Corporation, a manufacturer of computers and peripherals, culminating with the position of Vice President of Worldwide Product Engineering in 1991. Mr. Potashner also serves on the boards of directors of several private companies. Mr. Potashner received his bachelor’s degree in electrical engineering at Lafayette College in 1979 and a masters’ degree in electrical engineering from Southern Methodist University in 1981. We believe Mr. Potashner brings extensive experience in the management and operation of technology companies qualifying him for service on the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their proxy cards.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Dr. Kaplan and Dr. Putterman would be considered independent under the independence standards of The Nasdaq Stock Market if our common stock were listed thereon. In determining which directors are independent, our Board of Directors considered the relationships that the directors have with the Company.

Board Leadership Structure

Elwood G. Norris currently serves as Chief Executive Officer and Chairman of the Board. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. Mr. Potashner has agreed in principle to serve as full-time Executive Chairman at a future date to be agreed between Mr. Potashner and the Company’s Board of Directors but expected to be before March 15, 2012. At that time he would then assume leadership of the Board of Directors but also take an active role in daily management of our Company.Should Mr. Potashner not be appointed Executive Chairman for any reason then we would expect Mr. Norris to continue to serve as Chairman of the Board.

The Board believes that, given our relatively small size,it is currently in our best interest, and that of our stockholders, for the Chairmanto also have a management role. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and managementroles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Board of Directors and Committees

The Board of Directors held fourmeetings during the last fiscal year and acted by unanimous written consent nine times. In fiscal 2011 each director attended 100% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. Directors are encouraged to attend in person each Annual Meeting of Stockholders.

In May 2011, the Company established an Audit Committee in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee acts pursuant to a written charter adopted by the Board. The responsibilities of the Audit Committee include, among other things, selecting and engaging the Company’s independent auditors, reviewing the scope of audit engagements, reviewing comment letters of such auditors and management’s response thereto, approving professional services provided by such auditors, reviewing the independence of such auditors, reviewing any major accounting changes made or contemplated, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee currently consists of Robert Kaplan (chair) and Seth Putterman. Dr. Putterman was appointed to replace Mr. Daniel W. Hunter who resigned as a Director and Audit Committee member in December 2011.

The Board has determined that each member of the Audit Committee would be considered independent under the independence standards of The Nasdaq Stock Market if our common stock were listed thereon, and that Robert M. Kaplanqualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held one meeting in the fiscal year ended September 30, 2011 and acted by unanimous written consent one time.

The Board of Directors’ Role in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee, oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. These specific risk categories and the Company’s risk management practices are regularly reviewed by the Company’s Board Committees and discussed with the entire Board of Directors in the ordinary course of each regularly scheduled Board meeting.

Director Nomination Process

The independent directors on the Board of Directors performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s stockholders at each annual meeting. The Board believes this process is preferable to a standing nominating committee because it wishes to involve all of its independent directors in the nomination process.

Director Qualifications. Although the Board has not established specific minimum age, education, experience or skill requirements for potential directors or a formal policy regarding diversity, the Board believes that the appropriate mix and a broad diversity of skills, perspectives, experience, age and gender will help to enhance the performance of the Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another publicly held company; (e) academic expertise in an area of the Company’s operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the independent directors may consider other qualifications and attributes that they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors’goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the independent directors also consider candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board of Directors believes that, based on the independent directors’knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the independent directors are best equipped to select nominees that will result in a well-qualified and well-rounded Board of Directors. Accordingly, it is the policy of the independent directors not to accept unsolicited nominations from stockholders. In making its nominations, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors review the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors maketheir recommendation to the Board of Directors. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The independent directors may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct & Ethics,” a code of ethics that applies to all directors, officers and employees of Parametric and its subsidiaries (“Code of Ethics”). We intend to disclose any amendments to our Code of Ethics and any waiver granted from a provision thereof on a Current Report on Form 8-K filed with the SEC within four business days following such amendment or waiver or on our website atwww.parametricsound.comwithin the same time frame. The information contained or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this or any other report that we file or furnish to the SEC.For any stockholder who does not have Internet access, a copy of the Code of Ethics will be provided on request at no cost.

PROPOSAL 2
AMENDMENT TO ARTICLES OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Our Board of Directors is submitting for stockholder approval an amendment (the “Reverse Split Amendment”) to our Articles of Incorporation which will allow our Board of Directors the discretionary authority to effect a reverse split of our common stock in a ratio of between 1 for 2 and 1 for 10 in the event of either:

1.	An offering of our securities for no less than $7.5 million; or

2.	Submission of an application for a listing of our common stock on a national securities exchange, such as The Nasdaq Stock Market.

The Reverse Split Amendment is attached to this Proxy Statement as Appendix “A”. Under the terms of the proposal, if the Reverse Split Amendment is not filed with the Nevada Secretary of State and effective by September 30, 2012, the authority of the Board of Directors to file the Reverse Split Amendment will expire. Under the proposed amendment the total number of authorized shares would remain the same, which means that a reverse stock split would result in an increased number of authorized but unissued shares of our common stock.Pursuant to the law of our state of incorporation, Nevada, in order to effect a reverse split of our common stock, our Board of Directors must first adopt an amendment to our Articles of Incorporation and submit the amendment to our stockholders for their approval. Our Board of Directors approved the Reverse Split Amendment on December 29, 2011.

Our Board of Directors, in its discretion, may elect to effect any one (but not more than one) of the reversestock split ratios between 1 for 2 and 1 for 10 upon receipt of stockholder approval, or none of them if our Board of Directors determines in its discretion not to proceed with the reverse stock split following stockholder approval. We believe that the availability of a range of reverse stock split ratios will provide the Company with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its stockholders.In determining whether to implement the reverse stock split and which of the reverse stock split ratios to implement, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the historical and the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

●	our ability to list our common stock on a national securities exchange; and

●	prevailing general market and economic conditions.

To avoid the existence of fractional shares of our common stock, fractional shares which would otherwise result from the reverse stock split will be rounded up to the nearest whole share in lieu of such fractional shares.

At the close of business on January 12, 2012, we had 21,492,027 shares of common stock issued and outstanding. The actual number of shares outstanding after giving effect to the reverse stock split will depend on the reverse stock split ratio that is ultimately selected by our Board of Directors. We do not expect the reverse stock split itself to have any economic effect on our stockholders or option holders or warrant holders.

Reasons for the Reverse Stock Split Proposal

Our Board of Directors is seeking stockholder approval of the authorization to effect the reverse stock split of our common stock if either of the following two conditions are met:

1.	The occurrence of a secondary offering of no less than $7.5 million; or

2.	Submission of an application for a listing of our common stock on national securities exchange, such as The Nasdaq Stock Market.

The primary intent of the reverse stock split is to increase the price of our common stock to a level which may make our common stock more attractive to a broader range of institutional and other investors and meet minimum stock price requirements of a national securities exchange, such as The Nasdaq Stock Market. Our common stock is currently publicly traded on the OTC Bulletin Board under the symbol “PAMT.”

Our Board of Directors believes that increasing the per share trading price of our common stock would help to make our common stock more attractive to a broader range of institutional and other investors, as the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Increasing the share price of our common stock is also necessary to meet minimum share price requirements for listing on a national stock market. The Board of Directors believes it is in the best interests of its stockholders to list its common stock on a national securities exchange, such as The Nasdaq Stock Market, at some time in the future when it meets all of the applicable listing requirements, in order to enhance liquidity and increase the acceptability to investors. For example, currently The Nasdaq Stock Market has a minimum share price requirement of $4.00 per share. However, in this regard, the Company does not currently meet other listing requirements, and there are no assurances that the Company’s common stock would be eligible for listing even if a reverse stock split is effected.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increasefollowing the reverse stock split, that the market price of our common stock will not decrease in the future, or that we will otherwise be able to comply with applicable listing requirements. Moreover, some investors may view the reverse stock split negatively since it reduces the number of shares of common stock available in the public market.

Depending on the exact reverse stock split ratio chosen by our Board of Directors, the number of shares of common stock issued and outstanding would be reduced, and the number of shares of unreserved authorized common stock available for future issuance would be increased, as the Company is not asking the stockholders to authorize the reduction of the number of authorized shares of common stock as part of the reverse stock split proposal. The table below shows the number of shares that would be (a) issued and outstanding, (b) unissued shares which are authorized and reserved for issuance (representing outstanding and available stock options and warrants), and (c) unissued shares which are authorized but not reserved for issuance, in each case after giving effect to the implementation of the reverse stock split at specified ratios from 1 for 2 to 1 for 10, based on the Company’s outstanding common stock on January 12, 2012, of 21,492,027shares. The exact number of shares would be determined by the number of outstanding shares on the date the reverse stock split was effected, and the exact reverse stock split ratio would be determined by the Board of Directors, in its sole discretion, at any ratio deemed advisable between 1 for 2and 1 for 10.

Shares of Common Stock
Reverse Stock Split Ratio	Shares Issued and Outstanding	Unissued Shares Authorized and Reserved for Issuance	Unissued Shares Authorized but Unreserved
One-For-Two (1:2)	10,746,014	3,562,500	35,691,486
One-For-Three (1:3)	7,164,009	2,375,000	40,460,991
One-For-Four (1:4)	5,373,007	1,781,250	42,845,743
One-For-Five (1:5)	4,298,406	1,425,000	44,276,594
One-For-Ten (1:10)	2,149,203	712,500	47,138,297

The Company has no present plans, proposals or arrangements to issue the additional authorized shares of its common stock at this time, other than (a) 1,600,000 shares reserved for issuance in connection with outstanding warrants,(b) 1,260,000shares reserved for issuance under the 2010 Stock Option Plan of Parametric Sound Corporation (the “2010 Plan”), and (c) 4,265,000 shares reserved for issuance under the 2012 Stock Option Plan of Parametric Sound Corporation (the “2012 Plan”).These share amounts are provided on a pre-proposed reverse stock split basis. Therefore, the share amounts authorized will also be subject to adjustment if, and to the extent that, the reverse stock split is implemented.

The Board of Directors does not intend to seek stockholder approval of any future issuances of authorized common stock unless required by the laws of Nevada, the Company’s state of incorporation, our Bylaws, or listing requirements of any applicable exchange.

Required Vote for the Reverse Stock Split Proposal

The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the reverse stock split and the Reverse Split Amendment.

Effects of the Reverse Stock Split Proposal

General. If the reverse stock split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board of Directors. Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.The reverse stock split will not affect the registration of our common stock under the Exchange Act or the continued quotation of our common stock on the OTC Bulletin Board.Following the reverse stock split, we expect that our common stock will belisted for tradingon a national securities exchange.If for whatever reason the common stock is not listed for trading on a national securities exchange, it will continue to be quoted on the OTC Bulletin Board under the symbol “PAMT.”

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the reverse stock split, other than as a result of the treatment of fractional shares by rounding them up to the nearest whole share, as described below. For example, a holder of 5% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the reverse stock split will generally continue to hold 5% of the voting power of the outstanding shares of our common stock after the reverse stock split.The number of stockholders of record will not be affected by the reverse stock split. If approved and implemented, the reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

Effectiveness of Reverse Stock Split. The reverse stock split proposal, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Split Amendment with the Secretary of State of the State of Nevada.If the Reverse Split Amendment is not effective by September 30, 2012, the authority of the Board of Directors to effect the reverse stock split will expire. However, the exact timing of the filing and effectiveness of the Reverse Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders.In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split proposal if, at any time prior to filing the Reverse Split Amendment, our Board of Directors, in its sole discretion, determines that it is not in our Company’s best interests and the best interests of our stockholders to proceed with the implementation of the reverse stock split proposal.

Effect on Authorized but Unissued Shares. As set forth above, the reverse stock split proposal will increase the number of authorized shares of common stock available for future issuance. The Company has no present plans, proposals or arrangements to issue the additional authorized shares of its common stock at this time, other than (a) 1,600,000 shares reserved for issuance in connection with outstanding warrants, and (b) 1,735,000 shares reserved for issuance under the 2010 Plan, and (c) 4,265,000 shares reserved for issuance under the 2012 Plan. These share amounts are provided on a pre-proposed reverse stock split basis. Therefore, the share amounts authorized will also be subject to adjustment if, and to the extent that, the reverse stock split is implemented.

The Board of Directors does not intend to seek stockholder approval of any future issuances of authorized common stock unless required by the laws of Nevada, the Company’s state of incorporation, our Bylaws, or listing requirements of any applicable exchange.

Potential Anti-Takeover Effect. Although the reverse stock split proposal is not intended to have any anti-takeover effect, the Company’s stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Company’s Board of Directors more difficult or time consuming, and that the availability of additional authorized and unissued shares might make it more difficult to remove management.Although the Board of Directors currently has no intention of doing so, shares of common stock could be issued by the Board of Directors to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by applicable law with respect to a merger or other business combinations involving the Company.

Effect on Stock Options, Stock Option Plans and Warrants. If the reverse stock split proposal is effected the number of shares of common stock reserved for issuance under the 2010 Plan and 2012 Plan will be reduced proportionately based upon the reverse stock split ratio selected by the Board of Directors.The number of shares issuable upon exercise of outstanding options and warrants will also be decreased proportionately and the exercise price for such options and warrants will be increased proportionately based upon the reverse stock split ratio selected by the Board of Directors.

Effect on Par Value. The reverse stock split will not affect the par value of our common stock, which will remain at $0.001.

Reduction in Stated Capital. As a result of the reverse stock split, upon the Effective Time the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the reverse stock split.Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, will be credited with the amount by which the stated capital is reduced.Our stockholders’ equity, in the aggregate, will remain substantially unchanged.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Exchange of Stock Certificates. If the reverse stock split proposal is effected, stockholders holding certificated shares (i.e. shares represented by one or more physical stock certificates) will be required to exchange their existing certificates (“Old Certificate(s)”) for new certificate(s) representing the appropriate number of shares of our common stock resulting from the reverse stock split (“New Certificates”). Stockholders of record upon the effective time of the reverse stock split proposal will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for New Certificate(s).

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Certificate(s) had been issued a New Certificate registered in the name of such person.

Until surrendered as contemplated herein, a stockholder’s Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of our common stock resulting from the reverse stock split.Until stockholders have returned their properly completed and duly executed transmittal letter and surrendered their Old Certificate(s) for exchange, stockholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the reverse stock split.

Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any New Certificate is to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (a) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (b) the transfer complies with all applicable federal and state securities laws, and (c) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Stockholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

Fractional Shares. No fractional shares will be issued in connection with the reverse stock split. In the event that the number of shares of post-split common stock for any stockholder includes a fraction, such fractional shares will be rounded up to the nearest whole share.Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the exchange. Similarly, no fractional shares will be issued on the exercise of outstanding options or rights, except as otherwise expressly specified in the documents governing such options or rights.

No Appraisal Rights. Under the NevadaRevised Statutes, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this Proposal No. 2, and we will not independently provide our stockholders with any such rights.

New CUSIP Number. If the reverse stock split is implemented, a new CUSIP number will be issued for the new common stock and the CUSIP for the underlying common stock will be suspended. Accordingly, your new stock certificates representing the post-reverse stock split shares will bear a new CUSIP number.

Certain Federal Income Tax Consequences of the Reverse Stock Split. The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only.Further, it does not address any state, local or foreign income or other tax consequences.Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Thediscussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.This summary also assumes that the pre-reverse stock split shares of common stock were, and the post-reverse stock split shares of common stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares of common stock for post-reverse stock split shares of common stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Recommendation of the Board

Our Board of Directors recommends that you vote FOR the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio of between 1 for 2 and 1 for 10, as will be selected by our Board of Directors prior to the time of filing such certificate of amendment with the Nevada Secretary of State.

PROPOSAL 3
APPROVAL OF THE 2012 STOCK OPTION PLAN OF
PARAMETRIC SOUND CORPORATION

Our Board of Directors is submitting for stockholder approval the 2012 Stock Option Plan of Parametric Sound Corporation (the “2012 Plan”) that replaced our 2010 Plan. The Board of Directors adopted the 2012 Plan for, employees, certain service providers and non-employee directors on December 29, 2011, the effective date of the 2012 Plan. No options granted under the 2012 Plan shall be exercisable unless and until approval by the stockholders is obtained by December 29, 2012. If such stockholder approval is not obtained within such time, Options granted under the 2012 Plan shall be of the same force and effect as if such approval was obtained except that all incentive stock options (an “ISO”) granted shall be treated as non-qualified stock options(a “NQSO”).

Approval of the 2012 Planat the Annual Meeting of Stockholderswill permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees (including officers), non-employee directors and certain service providers. Share amounts in this Proposal 3 are provided on a pre-proposed reverse stock split basis. If, and to the extent that, the reverse stock split described in Proposal 2 is effected, such share amounts will be adjusted accordingly.

Upon adoption of the 2012 Plan, no further grants were authorized under the 2010 Plan but awards previously granted under the 2010 Plan remain outstanding in accordance with their terms. As described below, shares available for grant under the 2010 Plan which are not issued under the 2010 Plan will become available for grant under the 2012 Plan.

Introduction

The purpose of the 2012 Plan is to provide additional incentive to our non-employee directors, officers, employees and consultants who are primarily responsible for our management and growth. Each option will be designated at the time of grant as either a NQSO or an ISO.

Stockholder approval of the 2012 Plan is necessary to ensure that we are able to grant ISOs under the 2012 Planand to meet the stockholder approval requirements of a national securities exchange, such as The Nasdaq Stock Market.

The principal features of the 2012 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2012 Stock Option Plan of Parametric Sound Corporation, which is attached as Appendix “B” to this Proxy Statement.

Administration of the 2012 Stock Option Plan

The 2012 Plan is administered by our Board of Directors, or by any committee that we may in the future form and to which our Board of Directors may delegate the authority to perform such functions (in either case, the “Administrator”). Our Board of Directors will appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that we establish such a committee and it is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the committee will, in our Board of Directors’ discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such Parametric employees as it deems proper and our Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2012 Plan.

Subject to the other provisions of the 2012 Plan, the Administrator has the authority, in its discretion, to: (a) grant options; (b) determine the fair market value of the common stock subject to options; (c) determine the exercise price of options granted; (d) determine the persons to whom, and the time or times at which, options will be granted, and the number of shares subject to each option; (e) interpret the 2012 Plan; (f) prescribe, amend and rescind rules and regulations relating to the 2012 Plan; (g) determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options will be exercisable; (h) with the consent of the optionee, modify or amend any option; (i) with the consent of the optionee, defer the exercise date of any option; (j) authorize any person to execute on our behalf any instrument evidencing the grant of an option; and (k) make all other determinations deemed necessary or advisable for the administration of the 2012 Plan.

Shares of Stock Subject to the 2012 Stock Option Plan

Subject to the conditions outlined below, the total number of shares of stock available for issuance under options granted pursuant to the 2012 Plan will not exceed 3,000,000 shares of Parametric common stock, $0.001 par value per share, plus the number of shares of common stock which are or become available for issuance under the 2010 Plan. As of the effective date of the 2012 Plan on December 29, 2011, a total of 1,265,000shares of our common stock were available for issuance pursuant to the 2010 Plan. Thus, as of December 29, 2011, an aggregate of 4,265,000shares of our common stock were available for issuance pursuant to the 2012 Plan, including shares related to the 2010 Plan. No options granted under the 2012 Plan shall be exercisable unless and until approval by the stockholders is obtained by December 29, 2012 being within twelve months of adoption by the Board of Directors. If such stockholder approval is not obtained within such time, Options granted under the 2012 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted shall be treated as NQSOs.

The number of shares of common stock subject to options granted pursuant to the 2012 Plan may be adjusted under certain conditions. If Parametric common stock is changed by reason of a stock split, reverse stock split (including if and to the extent that the reverse stock split described in Proposal 2 is effected), stock dividend, recapitalization, combination or reclassification, appropriate adjustments will be made by our Board of Directors in (a) the number and class of shares of stock subject to the 2012 Plan, and (b) the exercise price of each outstanding option; provided, however, that we will not be required to issue fractional shares as a result of any such adjustments. Each such adjustment will be subject to approval by our Board of Directors in its sole discretion.

If (a) any shares subject to an award under the 2012 Plan are forfeited or expire or an award under the 2012 Plan is settled for cash, or (b) any shares subject to an award under the 2010 Plan are forfeited or expire or an award under the 2010 Plan is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2012 Plan. However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, and any shares purchased on the open market with the cash proceeds from the exercise of options, either under the 2010 Plan or the 2012 Plan, may not be used again for new grants.

In the event of any proposed dissolution or liquidation, the Administrator will notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event we merge or consolidate with another company in which we do not survive, or in the event of a sale of all or substantially all of our assets in which our stockholders receive securities of the acquiring entity or an affiliate thereof, all options will be assumed or equivalent options will be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

Eligibility

Every person who at the date of grant of an option is an employee of Parametric or any of our Subsidiaries (as defined below) is eligible to receive NQSOs or ISOs under the 2012 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, Parametric or any of our Subsidiaries is eligible to receive NQSOs under the 2012 Plan. The term “Subsidiary” as used in the 2012 Plan means a subsidiary corporation as defined in the applicable provisions (currently Section 424(f)) of the Code. The term “employee” includes an officer or director who is an employee of Parametric. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

Awards

Option Price. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO will be not less than 85% of the fair market value of the stock subject to the option on the date of grant and the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of Parametric or any of our Subsidiaries (a “10% Stockholder”) will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO will be determined in accordance with the applicable provisions of the Code and will in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted.

Payment Methods. The Administrator will determine the methods by which payments by any optionee with respect to any awards granted under the 2012 Plan may be paid, the form of payment, including, without limitation: (a) cash or check; (b) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (c) cancellation of indebtedness of Parametric to the optionee or waiver of compensation due or accrued to the optionee for services rendered; (d) other property acceptable to the Administrator (including through the delivery of a notice that the optioneehas placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (e) other form of legal consideration acceptable to the Administrator. However, no participant who is a member of the Board of Directors or one of our “executive officers” within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2012 Plan, or receive any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act. Only whole shares of common stock may be purchased or issued pursuant to an award. No fractional shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Vesting and Exercise of an Award. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the optionee’s termination of service with us will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award. The aggregate fair market value (determined as to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under the 2012 Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

Generally, an option may only be exercised while such person remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the optionee’s termination of service with us or one of our subsidiaries or affiliates. An award may be exercised for any vested portion of the shares subject to such award until the award expires. Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control or a optionee’s termination of employment or service with us or otherwise.

Transferability. In general, no award under the 2012 Plan may be transferred other than by will or the laws of descent and distribution without the express written approval of the Administrator. During the lifetime of the optionee, only the optionee may exercise such award. After the optionee’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such optionee’s will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the 2012 Plan or the applicable award agreement.

Term of the Options. The Administrator, in its sole discretion, will fix the term of each option, provided that the maximum term of an option will be ten years. ISOs granted to a 10% Stockholder will expire not more than five years after the date of grant. The 2012 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the optionee.

Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2012 Plan will be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option will be exercisable only by the optionee.

Effectiveness and Termination of the 2012 Stock Option Plan

The Board of Directors adoptedthe 2012 Plan for, employees, certain service providers and non-employee directors on December 29, 2011. If stockholder approval of the 2012 Plan is not obtained within twelve months after adoption by our Board of Directors, all ISOs granted pursuant to the 2012 Plan will be treated as NQSOs. Options may be granted and exercised under the 2012 Plan only after there has been compliance with all applicable federal and state securities laws. The 2012 Plan will terminate within ten years from the date of its adoption by our Board of Directors.

Termination of Employment

If for any reason other than death or permanent and total disability, an optionee ceases to be employed by Parametric or any of our Subsidiaries (such event, a “termination”), options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such termination, or such other period of not less than 30 days after the date of such termination as is specified in the option Agreement or by amendment thereof (but in no event after the expiration date of the option); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically will be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the expiration date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by Parametric or any of our Subsidiaries or within the period that the option remains exercisable after termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death or 12 months after the permanent and total disability of the optionee or any longer period specified in the option Agreement or by amendment thereof (but in no event after the expiration date). “Employment” includes service as a director or as a consultant. For purposes of the 2012 Plan, an optionee’s employment will not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to re-employment by Parametric or any of our Subsidiaries is guaranteed either contractually or by statute.

Amendments to the 2012 Stock Option Plan

Our Board of Directors may at any time amend, alter, suspend or discontinue the 2012 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2012 Plan and ISOs granted under the 2012 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance will require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

Tax Treatment of the Options

Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the common stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and we are permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

New Plan Benefits

Because the Administrator has discretion to make awards under the 2012 Plan, it is not presently possible to determine the benefits or amounts that will be received by the executive officers, directors or other participants under the 2012 Plan. Therefore, we have not included a table reflecting such benefits and awards.

On December 29, 2011, newly appointed director, Kenneth F. Potashner, received an NQSO option to purchase 50,000 shares of common stock under the 2012 Plan, vesting over two years, for services as a director. He was also granted a NQSO option to purchase2,050,000 shares of common stock under the 2012 plan, vesting over two years and subject to continued service, for future consulting services. Four other consultants were also granted NQSO options to purchase an aggregate of 700,000 shares of common stock under the 2012 plan, vesting over two years and subject to continued service, for future consulting services. One consultant was granted a NQSO option to purchase an aggregate of 5,000 shares of common stock under the 2012 plan, vesting at grant. Any options vesting from these NQSO grants are not exercisable into shares of common stock prior to the earlier of stockholder approval of the 2012 Plan or December 29, 2012.

We have no current plans, proposals or arrangements to grant any other new awards under the 2012 Plan.

Interest of Certain Persons in the 2012 Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2012 Plan because they may in the future receive awards under it. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by implementing the 2012 Plan.

Required Vote for Approval of the 2012 Plan

The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the 2012 Stock Option Plan of Parametric Sound Corporation.

The Board of Directors Recommends

Our Board of Directors recommends that you vote FOR the approval of the 2012 Stock Option Plan of Parametric Sound Corporation.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP, independent public accountants, to audit our financial statements for the fiscal year ending September 30, 2012. Squar Milner has audited our financial statements since our spin-off from LRAD Corporation. We expect that representatives of Squar Milner will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLPas our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLPto the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm and may decide to retain the firm, even in the absence of stockholder ratification. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm.

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR the ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the year ending September 30, 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees. The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2011 and 2010:

	Fiscal	Fiscal
	2011	2010
Audit fees (1)	$64,670	$27,000
Audit related fees (2)	8,316	24,002
Tax fees (3)	2,878	-
All other fees (4)	-	-
Total	$75,864	$51,002

(1)
Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.

(3)	Tax Fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2011 or 2010.

Audit Committee Pre-Approval Policies and Procedures

Prior to the effectiveness of our registration statement on Form 10 on September 2, 2010, we were not subject to the applicable requirements for audit committee pre-approval of the accountant’s services and there was no audit committee pre-approval process in place, however the audit committee of our former parent, LRAD Corporation, pre-approved the services related to audits for fiscal 2009 and 2008 and related work related to our registration statement on Form 10. Effective with effectiveness of our registration statement, such pre-approval processes were implemented by our Board of Directors acting as the audit committee until formation of our Audit Committee in May 2011 when the Audit Committee assumed such responsibilities including ratifying prior engagements and activities.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Parametric Sound Corporation, a Nevada corporation, oversees Parametric’s financial accounting and reporting processes and the audits of the Parametric’s financial statements. All members of the Audit Committee satisfy the definition of independent director set forth in the listing standards of The Nasdaq Stock Market. The Board of Directors adopted a written charter for the Audit Committee, a copy of which is available on Parametric’s website at www.parametricsound.com.The information contained or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this or any other report that we file or furnish to the SEC.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements contained in the Annual Report on Form 10-K, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Parametric’s independent registered public accounting firm, Squar, Milner, Peterson, Miranda & Williamson, LLP, is responsible for expressing an opinion on the conformity of its audited financial statements with generally accepted accounting principles. Squar, Milner, Peterson, Miranda & Williamson, LLPmet with the Audit Committee and expressed its judgment as to the quality, not just the acceptability, of Parametric’s accounting principles and discussed with the Audit Committee other matters as required under generally accepted auditing standards, including those matters required under Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T.  In addition, Squar, Milner, Peterson, Miranda & Williamson, LLPdiscussed the auditors’ independence from Parametric and from Parametric’s management and delivered to the Audit Committee the written disclosures and the letter satisfying the applicable requirements of the Public Company Accounting Oversight Board regarding the auditors’ communications with the Audit Committee concerning independence.

The Audit Committee discussed with Parametric’s independent registered public accounting firm the overall scope and plan of its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of internal controls and the overall quality of financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in ourAnnual Report on Form 10-K for the year ended September 30, 2011.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or theSecurities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Robert M. Kaplan, Ph.D. (Chair)
Daniel Hunter

EXECUTIVE COMPENSATION

Summary Compensation Table

We have identified Elwood G. Norris and James A. Barnes as our named executive officers. The following table sets forth certain summary information with respect to the total compensation paid to the named executive officers during our fiscal years ended September 30, 2011 and 2010.

					Option
Name and Principal Position	Year	Salary		Bonus(2)	Awards(3)	Total
Elwood G. Norris	2011	$120,000	(1)	-	$161,540	$281,540
President and CEO (PEO)	2010	-		$25,000	-	$25,000

James A. Barnes	2011	$90,000	(1)	-	$142,563	$232,563
CFO, Treasurer and Secretary (PFO)	2010	-		$25,000	-	$25,000

(1)
In November 2010 we agreed commencing October 2010 to accrue monthly payments to Mr. Norris of $10,000 and Mr. Barnes of $7,500 (payable to Sunrise Capital, Inc., wholly-owned by him) for their services as executive officers. These amounts accrue without interest until the Board of Directors determines there are sufficient funds available to pay the accrued balances. No cash payments were made for salary or bonuses to the named executive officers for the fiscal year ended September 30, 2011. Mr. Barnes devotes part-time services to us currently approximately 35 hours per week.

(2)	Represents amounts paid for services provided prior to spin-off from LRAD Corporation. These amounts were accrued in fiscal 2010 and paid in October 2010.
(3)
The value listed in the above table represents the fair value of the options granted during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited financial statements for the year ended September 30, 2011, included herein.

We do not have any annuity, retirement, pension or deferred compensation plan or other arrangements for our executive officers or any employees. No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2011, or currently receives any such compensation. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive plan payout in the fiscal year ended September 30, 2011.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table shows grants of our stock options outstanding on the last day of the fiscal year ended September 30, 2011, to each of our named executive officers. We have not granted any stock options that are subject to performance conditions, nor have we granted any stock awards.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Elwood G. Norris	375,000	375,000	$0.33	10/8/2015
James A. Barnes	325,000	325,000	$0.30	10/8/2015

The above options vest as to 12.5% each fiscal quarter end after the grant date of October 8, 2011. No options were exercised by any named executive officer during the fiscal year ended September 30, 2011.

Other Payments

An entity controlled by Mr. Norris and Mr. Barnes was entitled to receive a royalty as described in “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” in consideration of technology licensed to the Company. These payments are not considered executive compensation. During the fiscal year ended September 30, 2011 aggregate royalties accrued were $3,835 and none were paid. This royalty obligation was terminated effective December 29, 2011 when the Company acquired the subject technology from Syzygy Licensing, LLC (“Syzygy”).

Potential Payments Upon Termination, Death, Disability, or Retirement

We have no executive employee contracts at this time. Every officer and employee is an at will employee. The royalties to Syzygy, controlled by Mr. Norris and Mr. Barnes, were unrelated to employment or their roles as executive officers.

Equity Compensation Plan Information

On September 27, 2010 we adopted the 2010 Plan. The 2010 Plan authorizes the granting of options to purchase up to 3,000,000 shares of our common stock to directors, officers, employees and consultants. The following table sets forth information as of September 30, 2011, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-	-	-0-
Equity compensation plans not approved by security holders	1,735,000	$0.36	1,265,000
Total	1,735,000	0.36	1,265,000

Compensation of Directors

Our non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. Each of our non-employee directors was paid a fee of $3,000 per quarter served, payable quarterly. No additional amounts are payable for committee participation. In addition, non-employee directors receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to frequency or amount of equity compensation grants for non-employee directors. Our employee director does not receive any cash compensation for services as director and has not received any equity compensation grants designated for such services.

The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended September 30, 2011:

Name	Fee Earned or Paid in Cash	Option Awards (1)	Total
Seth Putterman	$6,000	$12,180	$18,180
Robert M. Kaplan	6,000	12,180	18,180
Daniel Hunter	12,000	5,483	17,483

(1)
The value listed in the above table represents the fair value of options on shares granted to each person during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited financial statements for the year ended September 30, 2011, included herein.

(2)	Each non-employee director was granted options on 25,000 shares during the year ended September 30, 2011 vesting at 12.5% per fiscal quarter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors have been filed.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

On September 27, 2010, we entered into a Separation and Distribution Agreement (“Separation Agreement”) with our former parent LRAD Corporation that set forth the terms and conditions of the separation of our Company from LRAD Corporation. The Separation and Distribution Agreement set forth a framework for the relationship between the Company and LRAD Corporation following the separation regarding principal transactions necessary to separate the companies, including: (a) the contribution of most of our Hypersonic Sound (“HSS”) business assets; and (b) the distribution by LRAD Corporation, as of the close of business on September 27, 2010, of all outstanding shares of Parametric common stock to LRAD Corporation’s stockholders in the form of a pro rata dividend of one share of Parametric common stock for every two shares of the LRAD Corporation common stock outstanding to stockholders of record on September 10, 2010. The Separation Agreement also set forth other provisions that govern certain aspects of our relationship with LRAD Corporation after completion of the separation and also provides for the allocation of assets, liabilities and obligations between our Company and LRAD Corporation in connection with the separation. The Separation Agreement also provided for a transition related to HSS business and customers with LRAD Corporation fulfilling any orders that are received through the separation date. On September 27, 2010 we also entered into a Tax Sharing Agreement with LRAD Corporation that generally governs the parties’ respective rights, responsibilities and obligations after the separation with respect to taxes.

On September 27, 2010 we entered into a License and Royalty Agreement (the “License Agreement”) with related party Syzygy Licensing LLC (“Syzygy”) relating to new technology invented by our CEO, Elwood G. Norris. Mr. Norris owns 65% and Mr. Barnes owns 35% of Syzygy and serves as its managing member. Under the License Agreement, we reimbursed $91,415 of technology and patent costs paid by Syzygy and assumed $90,500 of technology and product development costs incurred prior to the our spin-off from LRAD Corporation,including $25,000 owed to Mr. Norris for product development services. On December 29, 2011, we entered into an Assignment Agreement (the “Assignment”) with Syzygy whereupon Syzygy assigned to us all of the technology and intellectual property, including pending patent applications, covered by the License Agreement. The Assignment terminated the License Agreement and all of our future royalty obligations, which had been accrued at $7,170 through the date of the Assignment. In consideration of the assignment of the technology and intellectual property under the License Agreement, on December 29, 2011, we issued to Syzygy 1,500,000 shares of common stock and agreed to pay to Syzygy $250,000 on or before June 30, 2012. As a result of the Assignment, we are no longer obligated to reimburse Syzygy for future costs, in filing for, prosecuting and maintaining any of the licensed patents, which had been accrued at $28,237 and $6,486 during the fiscal year ended September 30, 2011 and 2010, respectively.

On September 27, 2010, we also agreed to reimburse Syzygy for $160,580 of spin-off and startup related costs and assumed $62,037 of spin-off and startup related costs and expenses incurred prior to the distribution including $25,000 owed to Sunrise Capital, Inc. for the services of CFO, Treasurer and Secretary, James A. Barnes, related to work for the spin-off.

On September 28, 2010, we sold $700,000 of 8% Subordinated Promissory Notes, due September 28, 2011 (the “Notes”), and accompanying warrants to purchase an aggregate of 1,400,000 shares of common stock (“Warrants”). A total of $250,000 of the technology and spin-off costs reimbursed to Syzygy (as described above) was paid through issuance of $250,000 of Notes and 500,000 Warrants on the same terms as other investors. An additional $10,000 of Notes and 20,000 Warrants were purchased for cash by Syzygy and a further $100,000 of Notes and 200,000 Warrants were purchased for cash by an entity owned by Mr. Norris. On June 30, 2011, $156,000 of the Notes held by Syzygy was paid by exercise of 520,000 Warrants and the balance of $104,000 plus accrued interest of $15,671 was converted to 170,959 shares of common stock at $0.70 per share on the same terms as unaffiliated investors. Also on June 30, 2011, $60,000 of the Notes held by the entity owned by Mr. Norris was paid by exercise of 200,000 Warrants and the balance of $40,000 plus accrued interest of $6,027 was converted to 65,754 shares of common stock at $0.70 per share on the same terms as unaffiliated investors.

On February 22, 2011, we entered into a Securities Purchase Agreement with selected institutional investors and entities affiliated with two of our officers pursuant to which we issued and sold for cash 2,000,000 shares of our common stock at a purchase price of $0.50 per share. In connection with the financing, we issued warrants to the Investors exercisable for an aggregate of 2,000,000 shares of common stock at an exercise price of $0.75 per share. The warrants are exercisable until February 22, 2016. The institutional investors, considered related parties due to greater than 10% ownership, are (a) Special Situations Fund III QP, L.P., (b) Special Situations Private Equity Fund, L.P., (c) Special Situations Technology Fund, L.P., and (d) Special Situations Technology Fund II, L.P. and they purchased 1,500,000 shares and were issued 1,500,000 warrants. Mr. Norris purchased through a controlled entity 300,000 shares and was issued 300,000 warrants and Mr. Barnes purchased through controlled entities 200,000 shares and was issued 200,000 warrants all on the same terms as the institutional investors. On September 30, 2011, entities affiliated with Mr. Norris exercised 300,000 of the warrants for cash of $225,000 and an entity affiliated with Mr. Barnes exercised 100,000 of the warrants for cash of $75,000.

On December 29, 2011, the Company appointed Kenneth F. Potashner as a director and entered into a consulting and advisory arrangement with Mr. Potashner, under whichMr. Potashner has agreed in principle to become the Company’s full-time Executive Chairman at a future date to be agreed between Mr. Potashner and the Company’s Board of Directors but expected to be before March 15, 2012.The consultancy, unless amended or extended, will terminate on the earlier of March 15, 2012 or his formal appointment as Executive Chairman. Mr. Potashner was granted a stock option, pursuant to the 2012 Plan, to purchase 2,050,000 shares of the Company’s common stock with an exercise price of $0.65 per share equal to the fair value of the Company's common stock on the date of grant in accordance with the 2012 Plan. The option has a five-year term and 10% of the options vested on grant with the balance becoming exercisable quarterly commencing March 31, 2012 over eight quarters subject to the terms of the 2012 Plan. This option grant is in addition to the options granted for Mr. Potashner’s role as a director .Other than the grant of stock options, Mr. Potashner will not receive any cash remuneration for his consulting and advisory services.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2013 (the “2013 Meeting”), we must receive stockholder proposals no later than September 14, 2012. To be considered for presentation at the 2013 Meeting, although not included in the proxy statement, proposals must be received no earlier than November 17, 2012 and no later than December 17, 2012. Proposals not received in a timely manner will not be voted on at the Annual Meeting. If a proposal is received in a timely manner, the proxies that management solicits for the 2013 Meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

Henderson, Nevada
January 12, 2012

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SEC, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT OUR WEBSITE LOCATED AT WWW.PARAMETRICSOUND.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, PARAMETRIC SOUND CORPORATION, 1941 RAMROD AVENUE, SUITE 100, HENDERSON, NEVADA 89014.THE INFORMATION CONTAINED OR CONNECTED TO OUR WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT AND SHOULD NOT BE CONSIDERED A PART OF THIS OR ANY OTHER REPORT THAT WE FILE OR FURNISH TO THE SEC.

Appendix A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

Parametric Sound Corporation

2.  The articles have been amended as follows (provide article numbers, if available):

ARTICLE 5; Section 5.1 - This Article and Section of the Articles of Incorporation of this corporation is amended to read in full as follows:

“5.1           Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is fifty-one million (51,000,000) shares, consisting of (a) fifty million (50,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) one million (1,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to Articles of Incorporation is filed with the Secretary of State of the State of Nevada, each _____ (___) shares of Common Stock, par value $0.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of this Corporation; provided, however, that this Corporation shall issue no fractional shares as a result of the actions set forth herein but instead any fractional shares resulting from such conversion will be rounded up to the nearest whole number. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______%

IN WITNESS WHEREOF, I have signed this Certificate this _____ day of _____________, 2012.

____________________
Authorized Officer

Appendix B

2012 STOCK OPTION PLAN
OF
PARAMETRIC SOUND CORPORATION

1.           Purposes of the Plan

The purposes of the 2012 Stock Option Plan (the “Plan”) of Parametric Sound Corporation, a Nevada corporation (the “Company”), are to:

(a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and

(c) Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Shares”).

Options granted under the Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

The Plan supersedes the Company’s existing 2010 Stock Option Plan (the “Prior Plan”) with respect to future Options, and on and after the Effective Date, no further grants shall be made under the Prior Plan, which plan shall remain in effect solely as to outstanding Options thereunder.

2.           Eligible Persons

Every person who at the date of grant of an Option is an employee of the Company or of any Subsidiary (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan.  Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Subsidiary (as defined below) of the Company is eligible to receive NQSOs under the Plan.  The term “Subsidiary” as used in the Plan means a subsidiary corporation as defined in the applicable provisions (currently Sections 424(f), respectively) of the Code.  The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3.           Stock Subject to the Plan; Maximum Number of Grants

Subject to the provisions of Section 6(a)(i) of the Plan, the total number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed the sum of (a) three million (3,000,000) Shares plus (b) any Shares that were authorized for issuance under the Prior Plan that, as of the Effective Date, remain available for issuance under the Prior Plan (not including any Shares that are subject to outstanding Options under the Prior Plan or any Shares that were issued pursuant to Options granted under the Prior Plan) plus (c) any Shares subject to outstanding Options under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such Options (other than by reason of exercise or settlement of the Options to the extent they are exercised for or settled in vested and nonforfeitable shares). The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.           Administration

(a) The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b) Subject to the other provisions of the Plan, the Administrator shall have the authority to, in its discretion: (i) grant Options; (ii) determine the fair market value of the Shares subject to Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) interpret the Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) defer (with the consent of the optionee) the exercise date of any Option; (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan.  The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c) All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator.  Such determinations shall be final and binding on all persons.

5.           Granting of Options; Option Agreement

(a) No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

(b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

6.           Terms and Conditions of Options

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6(a). NQSOs shall also be subject to the terms and conditions set forth in Section 6(b), but not those set forth in Section 6(c). ISOs shall also be subject to the terms and conditions set forth in Section (c), but not those set forth in Section 6(b).

(a) Terms and Conditions to Which All Options Are Subject.  All Options granted under the Plan shall be subject to the following terms and conditions:

(i) Changes in Capital Structure.  Subject to Section 6(a)(ii), if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (1) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (2) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Each such adjustment shall be subject to approval by the Board in its sole discretion.

(ii) Corporate Transactions.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action.  To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable.  In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

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(iii) Time of Option Exercise.  Subject to Section 5 and Section 6(c)(iii), Options granted under the Plan shall be exercisable in accordance with a schedule as specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

(iv) Option Grant Date.  The date of grant of an Option under the Plan shall be the date as of which the Administrator approves the grant.

(v) Nontransferability of Option Rights.  Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.  During the life of the optionee, an Option shall be exercisable only by the optionee.

(vi) Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.  The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(1) delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(2) the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock;

(3) cancellation of indebtedness of the Company to the optionee or waiver of compensation due or accrued to optionee for services rendered; and

(4) if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Administrator to deliver promptly to the Company the aggregate amount of proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

(vii) Termination of Employment or Service.  If for any reason other than death or permanent and total disability, an optionee ceases to be employed by, a consultant to, or non-employee director of the Company or any of its Subsidiaries (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date).  If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by a consultant to, or non-employee director of the Company or a Subsidiary or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6(a)(vii), an optionee’s employment, consultancy or directorship shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to employment, consultancy or directorship by the Company or any Subsidiary following such leave is guaranteed either contractually or by statute.

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(viii) Withholding and Employment Taxes.  At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “TaxDate”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (1) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (2) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (3) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

(ix) Other Provisions.  Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

(x) Determination of Value.  For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(1) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(2) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of stock of other corporations in the same or similar line of business.

(xi) Option Term.  Subject to Section 6(c)(iii), no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in the Plan as the “Expiration Date”).

(b) Terms and Conditions to Which Only NQSOs Are Subject.  Options granted under the Plan which are designated as NQSOs shall be subject to the following terms and conditions:

(i) Exercise Price.

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(1) To the extent required by applicable laws, rules and regulations and except as set forth in Section 6(b)(i)(2), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Option on the date of grant.

(2) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(c) Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

(i) Exercise Price.

(1) Except as set forth in Section 6(c)(i)(2), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(2) The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(ii) Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

(iii) Shares Initially Exercisable During Any Year. The aggregate fair market value (determined as set forth in Section 6(a)(x) with respect to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

(iv) Term.  Notwithstanding Section 6(a)(xi), no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.           Manner of Exercise

(a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6(a)(vi) and 6(a)(viii). The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

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8.           Employment or Consulting Relationship

Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Subsidiaries.

9.           Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.           Non-Exclusivity of the Plan

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.           Amendments to the Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

12.           Effective Date of Plan; Termination

This Plan was adopted by the Board and became effective as of December 29, 2012, (the “Effective Date”); provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve months after adoption by the Board.  If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.  The Plan shall terminate within ten years from the date of its adoption by the Board.

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PARAMETRIC SOUND CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 15, 2012

This Proxy is solicited by the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABIITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:  The Annual Report, Notice and Proxy Statement is/are available at www.proxyvote.com

The undersigned hereby appoints ELWOOD G. NORRIS and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of Parametric Sound Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Parametric Sound Corporation (the “Company”) to be held at 1:30 p.m. PST on February 15, 2012, at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, AND FOR PROPOSALS TWO, THREE AND FOUR, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

Continued and to be signed on the other side

1941 Ramrod Avenue, Suite 100 Henderson, Nevada 89014
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Parametric Sound Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Parametric Sound Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARAMETRIC SOUND CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. Election of Directors	For All	Withhold For All	For All Except	To withhold authority to vote for any such nominee(s), mark “For All Except” and write such nominee(s)’ name(s) on the line below.

	☐	☐	☐	___________________________________

Nominees: 01) Elwood G. Norris, 02) Robert M. Kaplan, 03) Seth Putterman and 04) Kenneth F. Potashner
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
	For	Against	Abstain

2. To approve an amendment to the Articles of Incorporation of Parametric Sound Corporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10, as determined by the Board of Directors, at any time prior to September 30, 2012.
	☐	☐	☐

	For	Against	Abstain

3. To approve the 2012 Stock Option Plan of Parametric Sound Corporation.	☐	☐	☐

	For	Against	Abstain

4. To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2012.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date